-----------------------------

                          Annual Report August 31, 1997

                          -----------------------------

                                   OPPENHEIMER

                                   Main Street
                                   California
                                Municipal Fund(R)

                                     [LOGO]
                              OppenheimerFunds(SM)
                             THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 Fund Performance

 6 An Interview with the Fund's Managers

11 Statement of Investments

16 Statement of Assets & Liabilities

18 Statement of Operations

19 Statements of Changes in Net Assets

20 Financial Highlights

22 Notes to Financial Statements

27 Independent Auditors' Report

28 Federal Income Tax Information

29 Officers & Directors

32 Information & Services

Report highlights
--------------------------------------------------------------------------------

o California's economy improved, which generally caused the state's bonds to gain in value.

o Investor confidence surged because state and local issuers showed an increase in their ability to meet their obligations.

o We focused on higher-quality bonds because we believe they offered better value when considering the risks associated with lower-rated bonds.

-----------------------------
 Total Returns
-----------------------------
For the Period Ended 8/31/97(1)

Class A
 1 year
-----------------------------
 10.24%
-----------------------------

Class B
 1 year
-----------------------------
 9.24%
-----------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


               2 Oppenheimer Main Street California Municipal Fund

Dear shareholder,
--------------------------------------------------------------------------------

[PHOTO]

James C. Swain
Chairman
Oppenheimer Main Street California Municipal Fund

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer Main Street California Municipal Fund

We would like to welcome you to the premier issue of our newly redesigned shareholder reports. As you can see, we've changed the format to allow easier access to the information you need to monitor your investments. Some notable additions are "at-a-glance" report highlights and charts that let you quickly assess how your Fund has performed. On the following pages, your portfolio team discuss their current investment thinking, your Fund's strategies, and performance. Before these commentaries, we'd like to share a few global observations.

      As we consider the world's financial markets over the past six months, some global trends emerge. For example, inflation has hit its lowest level in three decades worldwide, which has helped spur many bullish financial markets. The United States has been a beneficiary of this low-inflation environment, as well as of a strong dollar, robust corporate earnings and a healthy economy. However, many financial analysts are now concerned that the United States has reached a point in the business cycle where earnings could decline because companies are unable to further reduce costs.

      On the other hand, a wave of corporate restructuring throughout Europe has resulted in some exciting changes and opportunities. Because a similar restructuring took place in the United States ten years ago, European companies have been able to enjoy the benefit of hindsight by following our footsteps. Latin America, too, has begun to shift its economies more toward the U.S. capitalist model and has reported positive earnings growth along the way.

      With major changes occurring in today's economies around the globe, it's more important than ever to maintain a diversified portfolio across different countries and market sectors. Now is the time to speak to your financial adviser to ensure that your assets are allocated properly, so you have the opportunity to benefit from investments in both domestic and international funds. It's important to remember that investing abroad can involve greater risk and expenses--including political and economic uncertainties--and should be undertaken with a long-term approach in mind.

      To keep in touch with our views on the markets, visit our website, www.oppenheimerfunds.com, where you can access your account information and fund performance data, 24 hours a day. The site also features prospectuses, timely market updates and insightful commentaries. Our new shareholder reports and presence on the Internet are just two examples of our commitment to keeping you well informed.

      Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.


/s/ James C. Swain     /s/ Bridget A. Macaskill

James C. Swain         Bridget A. Macaskill
September 22, 1997


               3 Oppenheimer Main Street California Municipal Fund

Performance update
--------------------------------------------------------------------------------

Oppenheimer Main Street California Municipal Fund has performed very well over the past twelve months. In fact, the Fund's Class A shares have remained in the first quartile as ranked by Lipper Analytical Services since inception. The Fund's Class A shares were ranked 13 of 101 (1-year), 8 of 77 (3-year) and 9 of 51 (5-year) among California municipal debt funds for the period ended 8/31/97.(2)

-----------------------------
 Avg Annual Total Returns
-----------------------------
For the Period Ended 9/30/971

Class A
                    Since
 1 year    5 year Inception
-----------------------------
 5.36%     6.49%  7.59%
-----------------------------

Class B
                    Since
 1 year    5 year Inception
-----------------------------
 4.52%     N/A    4.21%
-----------------------------

Growth of $10,000
Over five years
(without sales charge)(3)

                                [GRAPHIC OMITTED]

[The following table was represented as a mountain graph in the printed materials.]

                  Oppenheimer Main Street California
                    Municipal Fund Class A shares                   Lehman Brothers Municipal Bond Index

          Q1           Q2          Q3           Q4               Q1           Q2          Q3           Q4
        ----------   ----------  ----------   ----------       ----------   ----------  ----------   ----------
92              --           --  $10,000.00   $10,248.07               --           --  $10,000.00   $10,181.75
93      $10,668.72   $11,007.49  $11,424.91   $11,557.07       $10,559.58   $10,905.08  $11,273.45   $11,431.70
94      $10,905.65   $10,935.47  $10,974.19   $10,668.08       $10,804.18   $10,923.76  $10,918.51   $10,840.57
95      $11,603.79   $11,907.64  $12,197.83   $12,775.70       $11,607.05   $11,887.36  $12,229.26   $12,733.61
96      $12,634.41   $12,712.33  $13,020.95   $13,453.32       $12,580.03   $12,676.47  $12,968.32   $13,298.77
97      $13,412.34   $13,889.97  $14,407.46           --       $13,267.78   $13,725.22  $14,139.10           --

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current initial sales charge of 4.75%. Class A shares were first publicly offered on 5/18/90. The Fund's maximum sales charge for Class A shares was lower prior to 11/2/91, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 10/29/93). An explanation of the different performance calculations is in the Fund's prospectus. Class B shares are subject to an annual 0.75% asset-based sales charge.

2. Source: Lipper Analytical Services, Inc., 8/31/97. Based on the comparisons between changes in net asset value without considering sales, and with dividends and capital gains distributions of the Fund's Class A shares reinvested. Past performance does not guarantee future results.


               4 Oppenheimer Main Street California Municipal Fund

Portfolio review
--------------------------------------------------------------------------------

Oppenheimer Main Street California Municipal Fund is for investors looking for a source of income that's exempt from federal and California taxes.

What We Look For

o  Diversification among a wide range of securities.

o  Projects and regions demonstrating improving credit quality.

o  Securities that provide high income.

Top Five Sectors
(Percentage of net assets)(4)
 ...........................................
 Single Family Housing                17.7%
 ...........................................
 Special Assessment                   16.7
 ...........................................
 Hospital/Healthcare                  12.8
 ...........................................
 Highways                              9.5
 ...........................................
 Sewer Utilities                       6.4
 ...........................................

Credit Allocation(5)

[Graphic Omitted]

AAA          60.1%
AA             8.6
A             12.2
BBB           13.1
NR             6.0

3. Results of a hypothetical $10,000 investment in Class A shares on September 30, 1992. Lehman Brothers Municipal Bond Index includes a broad range of municipal bonds. It is an unmanaged index, including reinvestment of income, and cannot be purchased directly by investors. Past performance does not guarantee future results.

4. Sector weightings are as of 8/31/97, and are subject to change.

5. Portfolio data are dollar-weighted based on market value of investments and subject to change. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 6.0% of total investments) but whose ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.


               5 Oppenheimer Main Street California Municipal Fund

An interview with your Fund's managers
--------------------------------------------------------------------------------

How has the Fund performed during the fiscal year?

Oppenheimer Main Street California Municipal Fund's Class A shares have provided a total rate of return, before sales charges, of 10.24% for the one-year period ended August 31, 1997.1 This return exceeded many of the Fund's peers and ranked the Fund 13 of 101 for the one-year period ended August 31, 1997, among California tax-exempt mutual funds, as measured by Lipper Analytical Services.(2)

What influences and events had the greatest effect on the tax-exempt market?

Yields on municipal bonds generally followed the trends established over the past 12 months by taxable bonds, such as U.S. Treasury securities. However, during the 12-month period, taxable and tax-exempt bond markets experienced a relatively high level of volatility. Bond yields rose and fell with investors' changing outlooks for economic growth, inflation and federal monetary policy. When the economy appeared to be growing quickly, investors became concerned about a resurgence of inflation and a more restrictive monetary policy. During April, long-term interest rates peaked, then declined by the end of July to the lowest rates during the period. When the economy appeared to be slowing, investors showed some confidence that inflation would not be a problem.


"Our positive view
on inflation has
caused us to
lengthen our
durations."


1. lncludes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Source: Lipper Analytical Services, Inc., 8/31/97. Based on the comparisons between changes in net asset value without considering sales charges, and with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 13 of 101 (1-year), 8 of 77 (3-year) and 9 of 51 (5-year) among California municipal bond funds for the period ended 8/31/97. Past performance does not guarantee future results.


               6 Oppenheimer Main Street California Municipal Fund

[PHOTO]

Portfolio Management
Team (l to r)
Jerry Webman
(Fund Manager)
Bob Patterson

What developments in California contributed to the Fund's performance?

As California's economy improved, its bonds tended to gain in value. Investors became more confident in the state and local issuers' abilities to meet their obligations, and they were therefore willing to pay more for a particular security. This was especially true when independent bond rating agencies upgraded their opinion of California's financial condition, as they did during the past year.

      More specifically, California's economy continues to recover nicely from a relatively deep and long recession caused primarily by job losses in the aerospace industry. Over the past year, many of those jobs have been replaced by employment gains in other industries, including entertainment, engineering and biotechnology in Southern California. Similarly, Northern California has experienced job growth in the technology and communications industries. These economic gains have helped California and many of its municipalities achieve their tax and revenue projections, as evidenced by the state's budget surplus. Some financial problems persist within the state, particularly at the county level, but, on the whole, California's economy appears to be healthier.

How did you manage the Fund in this environment?

We continued to follow the time-tested investment strategies we have used for years. Regardless of market conditions, we prefer to keep our shareholders' assets as fully invested as possible in a diversified portfolio of good-quality securities that provide competitive levels of


               7 Oppenheimer Main Street California Municipal Fund

An interview with your Fund's managers
--------------------------------------------------------------------------------

income and attractive relative values. Within that invested position, we attempt to boost returns and reduce risks.

      One of the ways we do this is by actively managing the portfolio's average duration--a measure of the portfolio's sensitivity to changes in interest rates. By modestly changing the portfolio's average duration, we have generally been able to benefit when interest rates are falling and protect ourselves when rates rise. For example, we've had a very positive view on inflation recently, and that's caused us to keep the portfolio's average duration relatively long in order to be exposed to declining interest rates. When interest rates are rising, we try to keep our average duration relatively short. For example, when interest rates went up over 7% this past spring, our average duration was relatively short, and that helped us limit declines in net asset value.

What market sectors did you find attractive and which did you avoid?

While we found creditworthy investments in virtually every area of the California bond market, we focused on those municipalities and agencies whose bonds we believed offered the most competitive income and best values. Because some areas of the California economy are still uncertain, we were very selective in our purchases of new bonds. For example, the strengthening economy enabled us to invest in relatively high-yielding bonds issued by smaller municipal issuers, such as school districts, that are not rated by the major agencies. These bonds were carefully researched by analysts on our staff, who deemed their credit quality to be equal to highly rated bonds.

      We also found some lower-rated bonds whose issuers' financial conditions are improving, such as certain hospitals that appear to be well-positioned despite the current uncertainty regarding Medicare and Medicaid

"During the past
year, many
bond rating
agencies . . ."


               8 Oppenheimer Main Street California Municipal Fund payment levels. Along these lines, we invested in one hospital whose upgraded rating helped the Fund's overall performance.

How did the Fund's credit quality change during the period?

The Fund consistently maintained an overall credit rating within the A to AA (or
Aa) range. Strong economic conditions helped produce adequate tax revenues for California's municipal borrowers, reducing their need to finance deficits in the public markets. In addition, the difference in yields between investment-grade and below- investment-grade bonds narrowed considerably as more investors reached for higher yields in the low-supply environment. When "spreads" narrow, we tend to focus on higher-quality bonds because we believe our shareholders would not be adequately compensated for assuming the higher risks associated with lower-rated bonds.

What is your outlook for the California municipal bond market?

We are cautiously optimistic. Our optimism is rooted in the nation's economy, which is in its seventh year of expansion. This economy is unusual because it has been characterized by moderate growth without an acceleration of inflation. As long as inflationary pressures remain benign, our outlook for interest rates and the bond market should be positive. We are also optimistic regarding further strengthening of California's economy on both the state and local levels. On the other hand, we are tempering our optimism with caution because no market or economy moves in a straight line. In our view, the risk for the foreseeable future is that the economy will grow faster than is currently expected, causing inflation fears to surface among bond investors. While we do not expect these fears to persist, they may cause volatility over the short term.


". . . upgraded
their opinion
of California's
financial
condition."


              9 Oppenheimer Main Street California Municipal Fund

Financials
--------------------------------------------------------------------------------


              10 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments August 31, 1997
--------------------------------------------------------------------------------

                                                          Ratings:
                                                          Moody's/
                                                          S&P/Fitch          Face        Market Value
                                                          (Unaudited)        Amount      See Note 1
=====================================================================================================
Municipal Bonds and Notes--96.6%
-----------------------------------------------------------------------------------------------------
California--90.8%
Alameda, CA PFAU RRB, Marina Village
Assessment District Refinancing, 6.375%, 9/2/14            NR/NR             $2,100,000  $  2,146,536
-----------------------------------------------------------------------------------------------------
Anaheim, CA PFAU Tax Allocation RB, MBIA
Insured, 6.45%, 12/28/18                                   Aaa/AAA            2,000,000     2,179,920
-----------------------------------------------------------------------------------------------------
Berkeley, CA HF RRB, Alta Bates Medical
Center, Series A, 6.50%, 12/1/11                           Baa2/BBB+          1,500,000     1,588,395
-----------------------------------------------------------------------------------------------------
CA HFA Home Mtg. RB, Series C, 6.75%, 2/1/25               Aa2/AA-            4,910,000     5,178,577
-----------------------------------------------------------------------------------------------------
CA HFA SFM Purchase RB, Series A-2,
6.45%, 8/1/25                                              Aaa/AAA            2,500,000     2,616,875
-----------------------------------------------------------------------------------------------------
CA HFFAU RB, Episcopal Homes
Project, Series A, 7.80%, 7/1/15                           NR/A+              1,000,000     1,050,390
-----------------------------------------------------------------------------------------------------
CA PCFAU RB, Pacific Gas & Electric Co.
Project, Series B, 6.35%, 6/1/09                           A2/A               2,000,000     2,140,180
-----------------------------------------------------------------------------------------------------
CA PWBL RB, State Prison Department of
Corrections, Series E, FSA Insured, 5.50%, 6/1/15          Aaa/AAA            2,000,000     2,072,360
-----------------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP,
Cedars-Sinai Medical Center, 5.40%, 11/1/15                A1/NR              1,000,000       961,880
-----------------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP, Inverse
Floater, 6.97%, 11/1/15(1)                                 A1/NR                700,000       646,625
-----------------------------------------------------------------------------------------------------
Capistrano, CA Unified School District CFD
Special Tax Bonds, No. 87-1, Prerefunded,
8.375%, 10/1/20                                            Aaa/NR             1,865,000     2,128,319
-----------------------------------------------------------------------------------------------------
Castaic Lake, CA Water Agency Revenue
COP, WS Improvement Project, Prerefunded,
7.35%, 8/1/20                                              Aaa/NR             1,000,000     1,107,390
-----------------------------------------------------------------------------------------------------
Central CA Joint Powers Health FAU COP,
Community Hospitals of Central California
Project, 5%, 2/1/23                                        Baa1/NR/A-         2,050,000     1,809,720
-----------------------------------------------------------------------------------------------------
Corona, CA COP, Vista Hospital Project,
Prerefunded, Series B, 10%, 11/1/20                        Aaa/AAA            3,250,000     4,151,843
-----------------------------------------------------------------------------------------------------
Corona, CA SFM RB, Sub.-Lien, Series B, 6.30%,
11/1/28                                                    A/NR                 800,000       829,144
-----------------------------------------------------------------------------------------------------
Duarte, CA COP, City of Hope National Medical
Center, 6.25%, 4/1/23                                      Baa1/NR              500,000       514,705
-----------------------------------------------------------------------------------------------------
Escondido, CA Union High School District
CAP GOB, MBIA Insured, Zero Coupon, 6.20%,
11/1/19(2)                                                 Aaa/AAA            2,000,000       582,720
-----------------------------------------------------------------------------------------------------
Fontana, CA RA Tax Allocation GORB, Jurupa
Hills Redevelopment Project-A, 7.10%, 10/1/23              NR/BBB             1,960,000     2,137,223
-----------------------------------------------------------------------------------------------------
Foothill/Eastern Transportation Corridor Agency
CA Toll Road RB, Sr. Lien, Series A, 6.50%, 1/1/32         Baa/BBB-/BBB       1,400,000     1,494,724


              11 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                          Ratings:
                                                          Moody's/
                                                          S&P/Fitch          Face        Market Value
                                                          (Unaudited)        Amount      See Note 1
-----------------------------------------------------------------------------------------------------
California  (continued)
Fresno, CA HAU MH RB, Central Valley
Coalition Projects, Series A, 5.60%, 8/1/30                NR/AAA            $3,075,000  $  3,096,125
-----------------------------------------------------------------------------------------------------
La Quinta, CA RA Tax Allocation Refunding
Bonds, Redevelopment Project Area No. 1,
MBIA Insured, 7.30%, 9/1/09                                Aaa/AAA            1,015,000     1,239,305
-----------------------------------------------------------------------------------------------------
Long Beach, CA Harbor RB, 5.125%, 5/15/18                  Aa3/AA-            1,000,000       943,280
-----------------------------------------------------------------------------------------------------
Long Beach, CA Harbor RB, MBIA Insured,
9%, 5/15/02                                                Aaa/AAA            1,110,000     1,321,100
-----------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA COP, Disney Parking
Project, Zero Coupon, 6.95%, 9/1/11(2)                     Baa1/BBB/A-        2,340,000     1,046,354
-----------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA Transition Community
Sales Tax RB, Prerefunded, Series A,
6.90%, 7/1/21                                              Aaa/AA-/A+         1,800,000     2,006,316
-----------------------------------------------------------------------------------------------------
Los Angeles, CA Unified School District
GOB, Series A, FGIC Insured, 6%, 7/1/15                    Aaa/AAA/AAA        1,000,000     1,094,030
-----------------------------------------------------------------------------------------------------
Los Angeles, CA Wastewater System RRB,
Series D, FGIC Insured, 8.70%, 11/1/03                     Aaa/AAA/AAA        5,115,000     6,297,025
-----------------------------------------------------------------------------------------------------
Newport Mesa, CA Unified School District
Special Tax Bonds, CFD No. 90-1, 6.625%,
9/1/14                                                     NR/NR              2,000,000     2,060,740
-----------------------------------------------------------------------------------------------------
Orange Cnty., CA CFD Special Tax Bonds,
No. 88-1, Aliso Viejo, Prerefunded, Series A,
7.35%, 8/15/18                                             NR/AAA             1,750,000     2,020,865
-----------------------------------------------------------------------------------------------------
Orange Cnty., CA Local Transition Authority
Sales Tax RB, Sec. Sr. Lien-Measure M, FGIC
Insured, 9.50%, 2/15/03                                    Aaa/AAA/AAA        1,125,000     1,394,033
-----------------------------------------------------------------------------------------------------
Pittsburg, CA Improvement Bond Act of 1915
Special Assessment GOB, Assessment
District 1990-01, 7.75%, 9/2/20                            NR/NR                 95,000        98,848
-----------------------------------------------------------------------------------------------------
Pittsburg, CA RA Tax Allocation Refunding
Bonds,Los Medanos Community Development
Project, Sub. Lien, 6.20%, 8/1/19                          NR/BBB             1,000,000     1,031,420
-----------------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series A, 7.60%, 5/1/23                                    Aaa/AAA            2,500,000     3,242,100
-----------------------------------------------------------------------------------------------------
Pomona, CA Unified School District GORB,
Series A, MBIA Insured, 6.15%, 8/1/15                      Aaa/AAA              500,000       551,930
-----------------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
FGIC Insured, Inverse Floater, 7.31%, 6/1/19(1)            Aaa/AAA/AAA        1,150,000     1,150,000
-----------------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
MBIA Insured, Inverse Floater, 8.60%, 7/8/22(1)            Aaa/AAA              500,000       625,000
-----------------------------------------------------------------------------------------------------
Riverside Cnty., CA CFD Special Tax Bonds,
No. 88-12, 7.55%, 9/1/17                                   NR/NR              1,500,000     1,586,490
-----------------------------------------------------------------------------------------------------
Riverside Cnty., CA SFM RB, Escrowed to
Maturity, Series A, 7.80%, 5/1/21                          Aaa/AAA            1,000,000     1,300,070


              12 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                          Ratings:
                                                          Moody's/
                                                          S&P/Fitch          Face        Market Value
                                                          (Unaudited)        Amount      See Note 1
-----------------------------------------------------------------------------------------------------
California  (continued)
Sacramento Cnty., CA SFM RB, Escrowed
to Maturity, 8.125%, 7/1/16(3)                             Aaa/AAA           $2,810,000  $  3,676,941
-----------------------------------------------------------------------------------------------------
Sacramento, CA MUD Electric RRB, FGIC
Insured, Inverse Floater, 8.87%, 8/15/18(1)                Aaa/AAA/AAA        1,500,000     1,730,625
-----------------------------------------------------------------------------------------------------
San Diego Cnty., CA Water Authority Revenue
COP, Series 91-B, MBIA Insured, Inverse
Floater, 8.62%, 4/8/21(1)                                  Aaa/AAA            1,000,000     1,147,500
-----------------------------------------------------------------------------------------------------
San Francisco, CA Bay Area Rapid Transit
District Sales Tax RRB, AMBAC Insured,
6.75%, 7/1/11                                              Aaa/AAA/AAA        1,000,000     1,180,920
-----------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Airport
Commission International Airport RB,
Second Series Issue 13-B, MBIA Insured,
8%, 5/1/07                                                 Aaa/AAA            1,140,000     1,395,075
-----------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Airport
Commission International Airport RB,
Second Series Issue 14-A, MBIA Insured,
8%, 5/1/07                                                 Aaa/AAA            1,290,000     1,578,638
-----------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road RB, Sr. Lien, 6.75%, 1/1/32               NR/NR/BBB          3,500,000     3,768,975
-----------------------------------------------------------------------------------------------------
San Ysidro, CA School District GOB, AMBAC
Insured, 6.125%, 8/1/21                                    Aaa/AAA              700,000       759,703
-----------------------------------------------------------------------------------------------------
South Orange Cnty., CA PFAU Special
Tax RB, Foothill Area, Series C, FGIC Insured,
8%, 8/15/08                                                Aaa/AAA/AAA        1,500,000     1,914,255
-----------------------------------------------------------------------------------------------------
Southern CA Home FAU SFM RB,
Series A, 7.35%, 9/1/24                                    NR/AAA               285,000       301,633
-----------------------------------------------------------------------------------------------------
Southern CA Metropolitan Water District
Waterworks RB, 5.55%, 10/30/20                             Aa/AA              2,400,000     2,369,016
-----------------------------------------------------------------------------------------------------
Southern CA PPAU Transmission Project RB,
Inverse Floater, 7.41%, 7/1/12(1)                          Aa3/A+             2,100,000     2,294,250
-----------------------------------------------------------------------------------------------------
Stanislaus, CA Waste-To-Energy Financing
Agency Solid Waste Facilities RRB, Ogden
Martin System, Inc. Project, 7.50%, 1/1/05                 NR/BBB+            1,600,000     1,717,456
-----------------------------------------------------------------------------------------------------
West Covina, CA COP, Queen of the Valley
Hospital, 6.50%, 8/15/19                                   A2/A               1,120,000     1,216,342
                                                                                         ------------
                                                                                           92,493,886

-----------------------------------------------------------------------------------------------------
U.S. Possessions--5.8%
PR Commonwealth GORB, MBIA Insured,
Inverse Floater, 8%, 7/1/08(1)                             Aaa/AAA            1,500,000     1,655,625
-----------------------------------------------------------------------------------------------------
PR Commonwealth Highway Authority RB,
Prerefunded, Series P, 8.125%, 7/1/13                      Aaa/AAA            2,000,000     2,111,500


              13 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                          Ratings:
                                                          Moody's/
                                                          S&P/Fitch          Face        Market Value
                                                          (Unaudited)        Amount      See Note 1
-----------------------------------------------------------------------------------------------------
U.S. Possessions  (continued)
PR Commonwealth Public Improvement
GOB, Prerefunded, Series A, 7.75%, 7/1/17                  NR/AAA            $1,000,000  $  1,081,670
-----------------------------------------------------------------------------------------------------
PR Housing Finance Corp. SFM RB, Portfolio 1,
Series B, 7.65%, 10/15/22                                  Aaa/AAA              240,000       253,229
-----------------------------------------------------------------------------------------------------
PR Industrial, Medical & Environmental PC
Facilities Tourist RB, Mennonite General
Hospital Project, Series A, 6.50%, 7/1/12                  NR/BBB-/BBB          600,000       635,418
-----------------------------------------------------------------------------------------------------
PR Public Buildings Authority RB,
Government Facilities, Series B, AMBAC
Insured, 5%, 7/1/27                                        Aaa/AAA              200,000       189,324
                                                                                          -----------
                                                                                            5,926,766
                                                                                          -----------
Total Municipal Bonds and Notes
(Cost $95,668,810)                                                                         98,420,652

                                                              Date   Strike  Contracts
=====================================================================================================
Call Options Purchased--0.0%
-----------------------------------------------------------------------------------------------------
U.S. Treasury, 30 yr. Futures, 12/97,
Call Opt. (Cost $51,481)                                      11/97  $120           88          9,625

-----------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $95,720,291)                                    96.6%    98,430,277
-----------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                    3.4      3,479,521
                                                                             ----------  ------------
Net Assets                                                                       100.0%  $101,909,798
                                                                             ==========  ============

To simplify the listings of securities abbreviations are used per the table below:

CAP   -- Capital Appreciation
CFD   -- Community Facilities District
COP   -- Certificates of Participation
FAU   -- Finance Authority
GOB   -- General Obligation Bonds
GORB  -- General Obligation Refunding Bonds
HAU   -- Housing Authority
HF    -- Health Facilities
HFA   -- Housing Finance Agency
HFFAU -- Health Facilities Finance Authority
MH    -- Multifamily Housing
MUD   -- Municipal Utility District
PC    -- Pollution Control
PCFAU -- Pollution Control Finance Authority
PFAU  -- Public Finance Authority
PPAU  -- Public Power Authority
PWBL  -- Public Works Board Lease
RA    -- Redevelopment Agency
RB    -- Revenue Bonds
RRB   -- Revenue Refunding Bonds
SCDAU -- Statewide Communities Development Authority
SFM   -- Single Family Mortgage
WS    -- Water System

1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $9,249,625 or 9.08% of the Fund's net assets at August 31, 1997.

2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

3. Securities with an aggregate market value of $418,726 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.


              14 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
As of August 31, 1997, securities subject to the alternative minimum tax amounted to $23,548,494 or 23.11% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

Industry                                           Market Value         Percent
--------------------------------------------------------------------------------
Single Family Housing                             $17,398,570            17.7%
Special Assessment                                 16,415,603            16.7
Hospital/Healthcare                                12,575,317            12.8
Highways                                            9,381,515             9.5
Sewer Utilities                                     6,297,025             6.4
Electric Utilities                                  5,799,875             5.9
Marine/Aviation Facilities                          5,238,092             5.3
Water Utilities                                     4,623,906             4.7
Education                                           3,982,052             4.0
General Obligation                                  3,871,945             3.9
Lease Rental                                        3,308,038             3.4
Multi-Family Housing                                3,096,125             3.1
Sales Tax                                           2,574,953             2.6
Pollution Control                                   2,140,180             2.2
Resource Recovery                                   1,717,456             1.8
Options-Treasury                                        9,625             0.0
                                                  -----------           -----
                                                  $98,430,277           100.0%
                                                  ===========           =====

See accompanying Notes to Financial Statements.


              15 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities August 31, 1997
--------------------------------------------------------------------------------

================================================================================
Assets
Investments, at value (cost $95,720,291)--see
 accompanying statement                                             $ 98,430,277
--------------------------------------------------------------------------------
Cash                                                                   2,019,892
--------------------------------------------------------------------------------
Receivables:
Interest                                                               1,353,286
Shares of capital stock sold                                             502,261
Daily variation on futures contracts--Note 5                              13,149
--------------------------------------------------------------------------------
Other                                                                      1,807
                                                                    ------------
Total assets                                                         102,320,672

================================================================================
Liabilities
Payables and other liabilities:
Dividends                                                                319,643
Shareholder reports                                                       42,060
Shares of capital stock redeemed                                          20,655
Transfer and shareholder servicing agent fees                              5,000
Distribution and service plan fees                                         4,702
Other                                                                     18,814
                                                                    ------------
Total liabilities                                                        410,874

================================================================================
Net Assets                                                          $101,909,798
                                                                    ============

--------------------------------------------------------------------------------

Composition of Net Assets
Par value of shares of capital stock                                $     80,612
--------------------------------------------------------------------------------
Additional paid-in capital                                            97,768,093
--------------------------------------------------------------------------------
Undistributed net investment income                                      437,009
--------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                 920,348
--------------------------------------------------------------------------------
Net unrealized appreciation on investments--Notes 3 and 5              2,703,736
Net assets                                                          $101,909,798
                                                                    ============


              16 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $89,990,731 and 7,117,404 shares of capital stock outstanding)         $12.64
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                               $13.27
--------------------------------------------------------------------------------

Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price
per share (based on net assets of $11,919,067 and 943,842
shares of capital stock outstanding)                                      $12.63

See accompanying Notes to Financial Statements.


              17 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------
Statement of Operations For the Year Ended August 31, 1997
--------------------------------------------------------------------------------

===============================================================================
Investment Income
Interest                                                           $  5,741,250

===============================================================================
Expenses
Management fees--Note 4                                                 356,873
-------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class B                                                                  81,178
-------------------------------------------------------------------------------
Shareholder reports                                                      69,467
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                    56,033
-------------------------------------------------------------------------------
Legal and auditing fees                                                  12,485
-------------------------------------------------------------------------------
Insurance expenses                                                        3,028
-------------------------------------------------------------------------------
Directors' fees and expenses                                              2,567
-------------------------------------------------------------------------------
Custodian fees and expenses                                                 998
-------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                  17,669
Class B                                                                   2,723
-------------------------------------------------------------------------------
Other                                                                       984
                                                                   ------------
Total expenses                                                          604,005
Less assumption of expenses by OppenheimerFunds, Inc.--Note 4            (3,737)
-------------------------------------------------------------------------------
Net expenses                                                            600,268

===============================================================================
Net Investment Income                                                 5,140,982

===============================================================================
Realized and Unrealized Gain
Net realized gain on:
Investments                                                             529,768
Closing of futures contracts--Note 5                                    224,908
                                                                   ------------
Net realized gain                                                       754,676
                                                                   ------------
Net change in unrealized appreciation or depreciation on
investments                                                           2,696,390
                                                                   ------------
Net realized and unrealized gain                                      3,451,066

===============================================================================
Net Increase in Net Assets Resulting from Operations               $  8,592,048
                                                                   ============

See accompanying Notes to Financial Statements.


              18 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                     Year Ended
                                                      Year Ended August 31,          June 30,
                                                      1997            1996(1)        1996
=================================================================================================
Operations
Net investment income                                 $   5,140,982   $    839,019   $  4,904,243
-------------------------------------------------------------------------------------------------
Net realized gain (loss)                                    754,676        (42,708)        13,058
-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or
depreciation                                              2,696,390         52,839        446,150
                                                      -------------   ------------   ------------
Net increase in net assets resulting from operations      8,592,048        849,150      5,363,451

=================================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                  (4,733,799)      (773,949)    (4,694,006)
Class B                                                    (394,165)       (47,009)      (189,244)
-------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                      (9,642)            --        (11,115)
Class B                                                        (827)            --           (475)
-------------------------------------------------------------------------------------------------
Distributions in excess of net realized gain:
Class A                                                          --             --        (60,043)
Class B                                                          --             --         (2,568)

=================================================================================================
Capital Stock Transactions
Net increase (decrease) in net assets resulting
from capital stock transactions--Note 2:
Class A                                                  10,035,358       (125,718)    (1,651,052)
Class B                                                   5,675,756        487,540      2,817,402

=================================================================================================
Net Assets
Total increase                                           19,164,729        390,014      1,572,350
-------------------------------------------------------------------------------------------------
Beginning of period                                      82,745,069     82,355,055     80,782,705
                                                      -------------   ------------   ------------
End of period [including undistributed
(overdistributed) net investment income of
$437,009, $598,945 and $(132,853), respectively]      $ 101,909,798   $ 82,745,069   $ 82,355,055
                                                      =============   ============   ============

1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

See accompanying Notes to Financial Statements.


              19 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                    Class A
                                                    -----------------------------------------------------------------
                                                    Year Ended August 31,    Year Ended June 30,
                                                    1997       1996(2)       1996       1995       1994       1993
======================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period                $ 12.16    $ 12.15       $ 12.09    $ 11.82    $ 12.66    $ 12.05
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .73        .12           .73        .73        .75        .80
Net realized and unrealized gain (loss)                 .49        .01           .07        .27       (.80)       .64
                                                     ------     ------        ------     ------     ------     ------
Total income (loss) from investment operations         1.22        .13           .80       1.00       (.05)      1.44

----------------------------------------------------------------------------------------------------------------------

Dividends and distributions to shareholders:
Dividends from net investment income                   (.74)      (.12)         (.73)      (.69)      (.73)      (.81)
Dividends in excess of net investment income             --         --            --       (.04)      (.03)        --
Distributions from net realized gain                     --         --            --(3)      --         --       (.02)
Distributions in excess of net realized gain             --         --          (.01)        --       (.03)        --
                                                     ------     ------        ------     ------     ------     ------
Total dividends and distributions
to shareholders                                        (.74)      (.12)         (.74)      (.73)      (.79)      (.83)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 12.64    $ 12.16       $ 12.15    $ 12.09    $ 11.82    $ 12.66
                                                    =======    =======       =======    =======    =======    =======

======================================================================================================================
Total Return, at Net Asset Value(4)                   10.24%      1.12%         6.73%      8.93%     (0.60)%    12.53%

======================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)            $89,991    $76,817       $76,913    $78,134    $79,555    $72,387
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $80,311    $77,584       $78,676    $76,148    $81,741    $54,840
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                  5.91%      6.00%(5)      5.99%      6.27%      6.09%      6.46%
Expenses(6)                                            0.59%      0.57%(5)      0.58%      0.57%      0.53%      0.39%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                             46.4%       1.4%         33.1%      14.2%      20.2%       5.8%

1. For the period from October 29, 1993 (inception of offering) to June 30,
1994.

2. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

3. Less than $.005 per share.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


              20 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                   Class B
                                                   ---------------------------------------------------
                                                   Year Ended August 31,   Year Ended June 30,
                                                   1997       1996(2)      1996      1995      1994(1)
======================================================================================================
Per Share Operating Data:
Net asset value, beginning of period               $ 12.14    $12.14       $12.08    $11.80    $12.90
-----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .60       .10          .61       .62       .38
Net realized and unrealized gain (loss)                .50        --          .07       .27     (1.07)
                                                    ------    ------       ------    ------    ------
Total income (loss) from investment operations        1.10       .10          .68       .89      (.69)

-----------------------------------------------------------------------------------------------------

Dividends and distributions to shareholders:
Dividends from net investment income                  (.61)     (.10)        (.61)     (.57)     (.37)
Dividends in excess of net investment income            --        --           --      (.04)     (.01)
Distributions from net realized gain                    --        --           --(3)     --        --
Distributions in excess of net realized gain            --        --         (.01)       --      (.03)
                                                    ------    ------       ------    ------    ------
Total dividends and distributions
to shareholders                                       (.61)     (.10)        (.62)     (.61)     (.41)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 12.63    $12.14       $12.14    $12.08    $11.80
                                                   =======    ======       ======    ======    ======

======================================================================================================
Total Return, at Net Asset Value(4)                   9.24%     0.85%        5.66%     7.90%    (5.42)%

======================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)           $11,919    $5,928       $5,442    $2,648    $1,203
-----------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $ 8,129    $5,767       $3,848    $1,904    $  649
-----------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                 4.85%     4.92%(5)     4.94%     5.17%     4.91%(5)
Expenses(6)                                           1.60%     1.62%(5)     1.60%     1.55%     1.62%(5)
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                            46.4%      1.4%        33.1%     14.2%     20.2%

5. Annualized.

6. Beginning in fiscal 1995, the expense ratios reflect the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1997 were $53,752,001 and $40,699,816, respectively.


              21 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Main Street California Municipal Fund (the Fund) is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current income which is exempt from federal and California personal income taxes for individual investors as is available from municipal securities and consistent with preservation of capital. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.


              22 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A and Class B shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

      During the period ended August 31, 1997, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended August 31, 1997, amounts have been reclassified to reflect a decrease in undistributed net investment income of $174,954. Accumulated net realized gain on investments was increased by the same amount.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in California and, therefore, may have more credit risks related to the economic conditions of California than a portfolio with a broader geographical diversification.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


              23 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
2. Capital Stock

The Fund has authorized 16,250,000 shares of $.01 par value capital stock of each class. Transactions in shares of capital stock were as follows:

                           Year Ended                   Period Ended           Year Ended
                           August 31, 1997              August 31, 1996(1)     June 30, 1996
                           ------------------------     --------------------    ---------------------
                           Shares      Amount           Shares   Amount         Shares    Amount
------------------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                       1,377,422   $ 17,228,574      67,135  $   819,316     387,788  $ 4,767,548
Dividends and
distributions reinvested     233,721      2,900,249      39,490      483,642     243,712    2,993,646
Redeemed                    (811,980)   (10,093,465)   (116,433)  (1,428,676)   (765,193)  (9,412,246)
                           ---------   ------------     -------  -----------     -------  -----------
Net increase (decrease)      799,163   $ 10,035,358      (9,808) $  (125,718)   (133,693) $(1,651,052)
                           =========   ============     =======  ===========     =======  ===========

-----------------------------------------------------------------------------------------------------
Class B:
Sold                         467,166   $  5,821,078      44,022  $   538,404     247,941  $ 3,048,438
Dividends and
distributions reinvested      20,557        255,214       2,450       29,980       9,629      117,946
Redeemed                     (32,007)      (400,536)     (6,620)     (80,844)    (28,549)    (348,982)
                           ---------   ------------     -------  -----------     -------  -----------
Net increase                 455,716   $  5,675,756      39,852  $   487,540     229,021  $ 2,817,402
                           =========   ============     =======  ===========     =======  ===========

1. The Fund changed its fiscal year end from June 30 to August 31.

================================================================================
3. Unrealized Gains and Losses on Investments

At August 31, 1997, net unrealized appreciation on investments of $2,709,986 was composed of gross appreciation of $3,854,592, and gross depreciation of $1,144,606.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.55% of average annual net assets, with a contractual waiver when net assets are less than $100 million. Annual fees, reflecting this waiver, are 0.40% of net assets of $75 million or more but less than $100 million, 0.25% of net assets of $50 million or more but less than $75 million, 0.15% of net assets of $25 million or more but less than $50 million, and 0% of net assets less than $25 million. In addition, the Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund shall pay an annual management fee of 0.40% of its average annual net assets in excess of $100 million.

      For the year ended August 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $293,130, of which $46,207 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares totaled $213,863. During the year ended August 31, 1997, OFDI received contingent deferred sales charges of $5,160 upon redemption of Class B shares.


              24 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

      The Fund has adopted a Distribution and Service Plan for Class
B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the year ended August 31, 1997, OFDI retained $69,604 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of August 31, 1997, OFDI had incurred unreimbursed expenses of $384,028 for Class B.

================================================================================
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

      Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.


              25 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
5. Futures Contracts  (continued)

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      At August 31, 1997, the Fund had outstanding futures contracts to sell debt securities as follows:

                                               Number of  Valuation as of  Unrealized
Contracts to Sell             Expiration Date  Contracts  August 31, 1997  Depreciation
---------------------------------------------------------------------------------------
U.S. Treasury Bonds, 30 yr.   12/97            20         $2,255,000       $6,250


              26 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

================================================================================
The Board of Directors and Shareholders of Oppenheimer
Main Street California Municipal Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Main Street California Municipal Fund as of August 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the two months ended August 31, 1996 and the year ended June 30, 1996, and the financial highlights for the period July 1, 1992 to August 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Main Street California Municipal Fund at August 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Denver, Colorado
September 22, 1997


              27 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------
Federal Income Tax Information (Unaudited)
--------------------------------------------------------------------------------

================================================================================
In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      None of the dividends paid by the Fund during the year ended August 31, 1997 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.


              28 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------
Oppenheimer Main Street California Municipal Fund
--------------------------------------------------------------------------------
A series of Oppenheimer Main Street Funds, Inc.

================================================================================
Officers and Directors   James C. Swain, Chairman and Chief Executive Officer
                         Bridget A. Macaskill, Director and President
                         Robert G. Avis, Director
                         William A. Baker, Director
                         Charles Conrad, Jr., Director
                         Jon S. Fossel, Director
                         Sam Freedman, Director
                         Raymond J. Kalinowski, Director
                         C. Howard Kast, Director
                         Robert M. Kirchner, Director
                         Ned M. Steel, Director
                         George C. Bowen, Vice President, Treasurer and
                         Assistant Secretary
                         Andrew J. Donohue, Vice President and Secretary
                         Jerry A. Webman, Vice President
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Adviser       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors     Deloitte & Touche LLP

================================================================================
Legal Counsel            Myer, Swanson, Adams & Wolf, P.C.

                         This is a copy of a report to shareholders of Oppenheimer Main Street California Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Main Street California Municipal Fund. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


              29 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------
OppenheimerFunds Family
--------------------------------------------------------------------------------

==========================================================================================
Real Asset Funds
------------------------------------------------------------------------------------------
Real Asset Fund               Gold & Special Minerals Fund

==========================================================================================
Stock Funds
------------------------------------------------------------------------------------------
Developing Markets Fund       Quest Small Cap Value Fund     Global Fund
Enterprise Fund               Capital Appreciation Fund(1)   Quest Global Value Fund
International Growth Fund     Quest Capital Value Fund       Disciplined Value Fund
Discovery Fund                Growth Fund                    Quest Value Fund

==========================================================================================
Stock & Bond Funds
------------------------------------------------------------------------------------------
Main Street Income &          Quest Growth & Income          Disciplined Allocation Fund
 Growth Fund                   Value Fund                    Multiple Strategies Fund(2)
Quest Opportunity Value Fund  Global Growth & Income Fund    Bond Fund for Growth
Total Return Fund             Equity Income Fund

==========================================================================================
Bond Funds
------------------------------------------------------------------------------------------
International Bond Fund       Champion Income Fund            U.S. Government Trust
High Yield Fund               Strategic Income Fund           Limited-Term Government Fund
                              Bond Fund

==========================================================================================
Municipal Funds
------------------------------------------------------------------------------------------
California Municipal Fund(3)  Pennsylvania Municipal Fund(3)  Rochester Division:
Florida Municipal Fund(3)     Municipal Bond Fund             Rochester Fund Municipals
New Jersey Municipal Fund(3)  Insured Municipal Fund          Limited Term New York
New York Municipal Fund(3)    Intermediate Municipal Fund     Municipal Fund

==========================================================================================
Money Market Funds(4)
------------------------------------------------------------------------------------------
Money Market Fund           Cash Reserves

==========================================================================================
LifeSpan
------------------------------------------------------------------------------------------
Growth Fund                 Balanced Fund               Income Fund

1. On 12/18/96, the Fund's name was changed from "Target Fund."

2. On 3/16/97, the Fund's name was changed from "Asset Allocation Fund."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.


              30 Oppenheimer Main Street California Municipal Fund

Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

Internet
24-hr access to account information
-------------------------------
   www.oppenheimerfunds.com
-------------------------------

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET
-------------------------------
   1-800-525-7048
-------------------------------

Account Transactions
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET
-------------------------------
   1-800-852-8457
-------------------------------

PhoneLink
24-hr automated information
and automated transactions
-------------------------------
   1-800-533-3310
-------------------------------

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET
-------------------------------
   1-800-843-4461
-------------------------------

OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments
-------------------------------
   1-800-835-3104
-------------------------------

                                                     [LOGO] OppenheimerFunds(SM)
                                                               Distributor, Inc.

RA0725.001.0897  October 30, 1997